UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2007

RETROSPETTIVA, INC.
(Exact name of registrant as specified in its charter)

California	001-13101	95-4298051
(State of	(Commission	(IRS Employer
incorporation)	File No.)	Identification No.)

112 West 9th Street, Suite 518
Los Angeles, CA 90015

(Address of principal executive offices, including zip code)

(310) 345-0063
(Registrant’s telephone number, including area code)

8825 West Olympic Blvd.

Beverly Hills, CA 90211

(Former Name or Former Address, if Changed Since Last Report)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  2.03      UNREGISTERED SALES OF EQUITY SECURITIES

On November 14, 2007, the Registrant issued 5,000,000 Shares of its common stock to each of two investors (Boro Vukadinovic, the Registrant’s sole director and Chief Executive Officer, and Gary A. Agron, a greater than 10% stockholder of the Registrant) in exchange for the investors’ agreement to provide a credit facility to the Registrant for up to $133,332. Any advances under the credit facility will bear interest at 8% per annum due on demand. A copy of the promissory note underlying the credit facility is filed herewith.

ITEM  9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number	Name and/or Identification of Exhibit

10.1	Revolving Convertible Loan Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2007	RETROSPETTIVA, INC.

	By:	/s/ Boro Vukadinovic
Boro Vukadinovic, President and CEO